                        [DYKEMA GOSSETT PLLC LETTERHEAD]

                                 June ___, 2002


                                                                     EXHIBIT 5.1

Champion Home Builders Co.
2701 University Drive, Suite 300
Auburn Hills, MI  48326

             Re: Registration Statement Relating to $150,000,000 Aggregate Principal Amount of 11 1/4% Senior Notes due 2007

Ladies and Gentlemen:

         In connection with the registration of $150,000,000 aggregate principal amount of 11 1/4% Senior Notes due 2007 (the "Exchange Notes") in connection with an exchange offer for $150,000,000 principal amount of outstanding 11 1/4% Senior Notes due 2007 (the "Outstanding Notes") by Champion Home Builders Co., a Michigan corporation (the "Company"), and the guarantees of the Exchange Notes (the "Guarantees") by Champion Enterprises, Inc., a Michigan corporation ("Champion"), and each of the entities listed on Schedule A hereto (each, including Champion, a "Guarantor" and collectively, the "Guarantors"), under the Securities Act of 1933, as amended (the "Act"), on Form S-4 filed with the Securities and Exchange Commission (the "Commission") on June ___, 2002 (the "Registration Statement"), you have requested our opinion with respect to the matters set forth below. The Exchange Notes and Guarantees will be issued pursuant to an indenture (the "Indenture"), dated as of April 22, 2002, among the Company, the Guarantors and Bank One Trust Company, N.A., as trustee (the "Trustee").

         In our capacity as your counsel in connection with such registration, we are familiar with the proceedings taken by the Company and the Guarantors in connection with the authorization and issuance of the Exchange Notes and the Guarantees, respectively. In addition, we have made such legal and factual examinations and inquiries, including an examination of originals or copies certified or otherwise identified to our satisfaction of such documents, corporate records and instruments, as we have deemed necessary or appropriate for purposes of this opinion. We have examined, along with other documents, the following:

                  (a)      the Indenture;

                  (b)      form of Exchange Note; and

                  (c)      the Form of Guarantee.

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DYKEMA GOSSETT PLLC

Champion Home Builders
June ___, 2002
Page 2


         The documents described in paragraphs (a) through (c) above are referred to herein collectively as the "Transaction Documents."

         In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies. To the extent it may be relevant to the opinions expressed herein, we have assumed that:

         (i) each party to the Transaction Documents other than the Company has the requisite organizational and legal power and authority to enter into and perform its obligations under the Transaction Documents and to consummate the transactions contemplated thereby;

         (ii) the Transactional Documents have been duly authorized, executed and delivered by each party thereto other than the Company and the Guarantors and constitute valid and binding obligations of such other party, enforceable against each such other party in accordance with their terms;

         (iii) each party to the Transaction Documents other than the Company and the Guarantors has complied with and will comply with all of its obligations under the Transaction Documents and all laws applicable thereto; and

         (iv) the Exchange Notes and the Outstanding Notes have been and will be duly authenticated and delivered by the Trustee.

         We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, and the internal laws of the State of Michigan, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction, or as to any matters of municipal law or the laws of any local agencies within any state.

         Subject to the foregoing and the other matters set forth herein, it is our opinion that as of the date hereof:

         1. The Exchange Notes have been duly authorized by all necessary corporate action of the Company, and when executed, authenticated and executed and delivered by or on behalf of the Company against the due tender and delivery to the Trustee of the Outstanding Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.



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DYKEMA GOSSETT PLLC

Champion Home Builders
June ___, 2002
Page 3

         2. Each of the Guarantees has been duly authorized by all necessary corporate or company action of the respective Guarantor, and when executed in accordance with the terms of the Indenture and upon due execution, authentication and delivery of the Exchange Notes against the due tender and delivery to the Trustee of the Outstanding Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, will be the legally valid and binding obligation of the respective Guarantor, enforceable against such Guarantor in accordance with its terms.

         The opinions rendered in paragraphs 1 and 2 above relating to the enforceability of the Exchange Notes and the Guarantees are subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) rights of acceleration and the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or law, and the discretion of the court before which any proceeding therefor may be brought.

         In rendering the opinions set forth above, we have assumed that the laws of the State of New York as to the enforceability of the Exchange Notes and the Guarantees are not different from the laws of the State of Michigan (excluding the choice of law rules).

         To the extent that the obligations of the Company and the Guarantors under the Indenture may be dependent upon such matters, we assume for purposes of this opinion that the Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that the Trustee is duly qualified to engage in the activities contemplated by the Indenture; that the Indenture has been duly authorized, executed and delivered by the Trustee and constitutes the legally valid, binding and enforceable obligation of the Trustee enforceable against the Trustee in accordance with its terms; that the Trustee is in compliance, generally and with respect to acting as a trustee under the Indenture, with all applicable laws and regulations; and that the Trustee has the requisite organizational and legal power and authority to perform its obligations under the Indenture.

         We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference to our firm contained under the heading "Legal Matters" in the prospectus contained therein. In giving such consent, we do not concede that we are experts within the meaning of the Act or the rules or regulations thereunder or that this consent is required by Section 7 of the Act.

                                        Very truly yours,

                                        DYKEMA GOSSETT PLLC

                                        /S/ Dykema Gossett PLLC


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                                   SCHEDULE A

                              SUBSIDIARY GUARANTORS


---------------------------------------------- --------------------------

                                                     State or Other
                                                    Jurisdiction of
                                                    Incorporation or
         Name of Subsidiary                          Organization
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
   A-1 Champion GP, Inc.                               Michigan
---------------------------------------------- --------------------------
   A-1 Homes Group, L.P.                               Texas
---------------------------------------------- --------------------------
   Alpine Homes, Inc.                                  Colorado
---------------------------------------------- --------------------------
   American Transport, Inc.                            Nevada
---------------------------------------------- --------------------------
   Art Richter Insurance, Inc.                         Kentucky
---------------------------------------------- --------------------------
   Auburn Champ, Inc.                                  Michigan
---------------------------------------------- --------------------------
   Builders Credit Corporation                         Michigan
---------------------------------------------- --------------------------
   CAC Funding Corporation                             Michigan
---------------------------------------------- --------------------------
   Care Free Homes, Inc.                               Michigan
---------------------------------------------- --------------------------
   Central Mississippi Manufactured                    Mississippi
   Housing, Inc.
---------------------------------------------- --------------------------
   Champion Financial Corporation                      Michigan
---------------------------------------------- --------------------------
   Champion GP, Inc.                                   Michigan
---------------------------------------------- --------------------------
   Champion Home Communities, Inc.                     Michigan
---------------------------------------------- --------------------------
   Champion Motor Coach, Inc.                          Michigan
---------------------------------------------- --------------------------
   Champion Retail, Inc.                               Michigan
---------------------------------------------- --------------------------
   Chandeleur Homes, Inc.                              Michigan
---------------------------------------------- --------------------------
   CHI, Inc.                                           Kansas
---------------------------------------------- --------------------------
   Cliff Ave. Investments, Inc.                        South Dakota
---------------------------------------------- --------------------------
   Crest Ridge Homes, Inc.                             Michigan
---------------------------------------------- --------------------------
   Crestpointe Financial Services, Inc.                Delaware
---------------------------------------------- --------------------------
   Dutch Housing, Inc.                                 Michigan
---------------------------------------------- --------------------------
   Factory Homes Outlet, Inc.                          Idaho
---------------------------------------------- --------------------------
   Fleming County Industries, Inc.                     Kentucky
---------------------------------------------- --------------------------
   Gateway Acceptance Corp.                            South Dakota
---------------------------------------------- --------------------------
   Gateway Mobile & Modular Homes, Inc.                Nebraska
---------------------------------------------- --------------------------
   Gateway Properties Corp.                            South Dakota
---------------------------------------------- --------------------------
   Gem Homes, Inc.                                     Delaware
---------------------------------------------- --------------------------
   Genesis Home Centers, Limited Partnership           Michigan
---------------------------------------------- --------------------------
   Grand Manor, Inc.                                   Michigan
---------------------------------------------- --------------------------
   Heartland Homes, L.P.                               Texas
---------------------------------------------- --------------------------
   HomePride Finance Corp.                             Michigan
---------------------------------------------- --------------------------

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DYKEMA GOSSETT PLLC

Champion Home Builders
June ___, 2002
Page 5

---------------------------------------------- --------------------------

                                                     State or Other
                                                    Jurisdiction of
                                                    Incorporation or
         Name of Subsidiary                          Organization
---------------------------------------------- --------------------------
   Homes America Finance, Inc.                         Nevada
---------------------------------------------- --------------------------
   Homes America of Arizona, Inc.                      Arizona
---------------------------------------------- --------------------------
   Homes America of California, Inc.                   California
 ---------------------------------------------- --------------------------
   Homes America of Oklahoma, Inc.                     Oklahoma
---------------------------------------------- --------------------------
   Homes America of Utah, Inc.                         Utah
---------------------------------------------- --------------------------
   Homes America of Wyoming, Inc.                      Wyoming
---------------------------------------------- --------------------------
   Homes of Kentuckiana, L.L.C.                        Kentucky
---------------------------------------------- --------------------------
   Homes of Legend, Inc.                               Michigan
---------------------------------------------- --------------------------
   Homes of Merit, Inc.                                Florida
---------------------------------------------- --------------------------
   I.D.A., Inc.                                        Oklahoma
---------------------------------------------- --------------------------
   Iseman Corp.                                        South Dakota
---------------------------------------------- --------------------------
   Lamplighter Homes, Inc.                             Washington
---------------------------------------------- --------------------------
   Lamplighter Homes (Oregon), Inc.                    Oregon
---------------------------------------------- --------------------------
   Manufactured Housing of Louisiana, Inc.             Michigan
---------------------------------------------- --------------------------
   Moduline International, Inc.                        Washington
---------------------------------------------- --------------------------
   Northstar Corporation                               South Dakota
---------------------------------------------- --------------------------
   Philadelphia Housing Center, Inc.                   Mississippi
---------------------------------------------- --------------------------
   Prairie Ridge, Inc.                                 Kansas
---------------------------------------------- --------------------------
   Redman Business Trust                               Delaware
---------------------------------------------- --------------------------
   Redman Homes Management Company, Inc.               Delaware
---------------------------------------------- --------------------------
   Redman Homes, Inc.                                  Delaware
---------------------------------------------- --------------------------
   Redman Industries, Inc.                             Delaware
---------------------------------------------- --------------------------
   Redman Investment, Inc.                             Delaware
---------------------------------------------- --------------------------
   Redman Management Services Business Trust           Delaware
---------------------------------------------- --------------------------
   Redman Retail, Inc.                                 Delaware
---------------------------------------------- --------------------------
   Regency Supply Company, Inc.                        Delaware
---------------------------------------------- --------------------------
   San Jose Advantage Homes, Inc.                      California
---------------------------------------------- --------------------------
   Service Contract  Corporation                       Michigan
---------------------------------------------- --------------------------
   Southern Showcase Finance, Inc.                     Michigan
---------------------------------------------- --------------------------
   Southern Showcase Housing, Inc.                     North Carolina
---------------------------------------------- --------------------------
   Star Fleet, Inc.                                    Indiana
---------------------------------------------- --------------------------
   The Okahumpka Corporation                           Florida
---------------------------------------------- --------------------------
   Trading Post Mobile Homes, Inc.                     Kentucky
---------------------------------------------- --------------------------

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DYKEMA GOSSETT PLLC

Champion Home Builders
June ___, 2002
Page 6

---------------------------------------------- --------------------------

                                                     State or Other
                                                    Jurisdiction of
                                                    Incorporation or
         Name of Subsidiary                          Organization
---------------------------------------------- --------------------------
   U.S.A. Mobile Homes, Inc.                          Oregon
---------------------------------------------- --------------------------
   Victory Investment Company                         Oklahoma
---------------------------------------------- --------------------------
   Western Homes Corporation                          Delaware
---------------------------------------------- --------------------------
   Whitworth Management, Inc.                         Nevada
---------------------------------------------- --------------------------